First Quarter 2009 Results April 21, 2009 Exhibit 99.2

April 21, 2009
Forward looking statements
Please note that the following materials containing information regarding Capital One’s financial performance speak only as of the particular date or dates indicated in these materials. Capital One does not undertake any obligation to update or revise any of the information contained herein whether as a result of new information, future events or otherwise.
Certain statements in this presentation and other oral and written statements made by  Capital One from time to time are forward-looking statements, including those that discuss, among other things, strategies, goals, outlook or other non-historical matters; projections, revenues, income, returns, earnings per share or other financial measures for Capital One; future financial and operating results; and Capital One’s plans, objectives, expectations and intentions; and the assumptions that underlie these matters.  To the extent that any such information is forward-looking, it is intended to fit within the safe harbor for forward-looking information provided by the Private Securities Litigation Reform Act of 1995. Numerous
factors could cause our actual results to differ materially from those described in such forward-looking statements, including, among other things:
general economic and business conditions in the U.S., the UK, or Capital One’s local markets, including conditions affecting consumer income and confidence, spending and repayments; changes in the credit environment, including an increase or decrease in credit losses or changes in the interest rate environment; financial, legal, regulatory, tax or accounting changes or actions, including actions with respect to litigation matters involving Capital One; increases or decreases in our aggregate accounts or consumer loan balances or the growth rate or composition thereof; the amount and rate of deposit growth; changes in the reputation of or expectations regarding the financial services  industry and/or Capital One with respect to practices, products or financial condition; the risk that synergies from Capital One’s acquisitions may not be fully realized or may take longer to realize than expected; disruptions from Capital One’s acquisitions negatively impacting Capital One’s ability to maintain relationships with customers, employees or suppliers; Capital One’s ability to access the capital markets at attractive rates and terms to fund its operations and future growth; losses associated with new or changed products or services; competition from providers of products and services that compete with Capital
One’s businesses; Capital One’s ability to execute on its strategic and operational plans; any significant disruption in Capital One’s operations or technology platform; Capital One’s ability to effectively control costs; the success of Capital One’s marketing efforts in attracting and retaining customers; Capital One’s ability to recruit and retain experienced management personnel; changes in the labor and employment market; and other factors listed from time to time in reports that Capital One files with the Securities and Exchange Commission (the “SEC”), including, but not limited to, factors set forth under the caption “Risk Factors” in its Annual Report on Form 10-K for the year ended December 31, 2008. You should carefully consider the factors discussed above in evaluating these forward-looking statements. All information in these slides is based on the consolidated results of Capital One Financial Corporation, unless otherwise noted. A reconciliation of any non-GAAP financial measures included in this presentation can be found in Capital One’s most recent Form 10-K concerning annual financial results, available on Capital One’s website at
www.capitalone.com in Investor Relations under “About Capital One.”

April 21, 2009
• Net loss from continuing operations of ($87) MM, or $(0.39) per share; Total Company net loss of $(112) MM, or
$(0.45) per share
– $1.3 B sequential quarter improvement in net operating loss
– $124 MM allowance build increased allowance coverage ratio by 36 basis points to 4.8%
– $23 MM expenses related to completion and integration of Chevy Chase acquisition
– $119M I/O write-down; Remaining I/O strip at 3/31/09 is $13 MM
• Significant economic deterioration drove rising credit losses across most of the loan portfolio
– Managed charge-off rate up 54 basis points from Q408 to 5.52%
– Managed 30+ delinquency rate down 13 basis points from Q408 to 4.36%
• Pre-provision, pre-tax earnings declined modestly in the quarter
– Revenue declined $221 MM in the quarter as a result of declining purchase volumes, changes in the mix of earning assets, and the combination of improving early stage delinquencies and worsening later stage delinquencies
– Non-interest expense improvements of $202 MM, largely offsetting the revenue decline
• Balance sheet remains a source of strength, and positions us to weather the storm and create LT value
– Increased allowance coverage ratio to 4.8%
– Grew high quality investment portfolio to $36 B
– Added $14 B in deposits with the Chevy Chase acquisition; total deposits at 3/31/09 = $121 B
– Increased TCE ratio to 4.8%, up 20 basis points from 12/31/08 pro forma TCE of 4.6%
Continuing economic deterioration and our actions to further fortify the company drove a net loss in the first quarter of 2009

April 21, 2009
The worsening economy drove rising delinquency and loss trends across most of our lending businesses
0.76%
0.90%
0.29% 0.31%
0.46%
0.34%
1.77%
1.25%
0.96%
0.81%
0.56%
0.41%
0%
1%
2%
3%
4%
5%
6%
7%
8%
9%
10%
5.85%
6.26%
6.13%
4.84%
7.08%
8.39%
4.04%
4.28%
3.85%
4.20%
4.78%
5.08%
0%
1%
2%
3%
4%
5%
6%
7%
8%
9%
10%
Q407 Q108 Q208 Q308 Q408 Q109
Managed Net
Charge-off Rate
Managed 30+
Delinquency Rate
4.88%
5.67%
4.00% 3.98%
5.00%
3.84%
7.52%
9.91%
9.32%
7.62%
6.42%
7.84%
0%
1%
2%
3%
4%
5%
6%
7%
8%
9%
10%
Managed Net
Charge-off Rate
Managed 30+
Delinquency Rate
Managed Net
Charge-off Rate
Non Performing Loans
as a % of Loans
5.30%
6.07%
5.90%
5.61%
5.84%
7.30%
5.12%
4.79%
5.35%
5.24% 5.51%
6.25%
0%
1%
2%
3%
4%
5%
6%
7%
8%
9%
10%
Q407 Q108 Q208 Q308 Q408 Q109
Managed Net
Charge-off Rate
Managed 30+
Delinquency Rate
Q407 Q108 Q208 Q308 Q408 Q109
Q407 Q108 Q208 Q308 Q408 Q109
US Card
Auto Finance
International
Local Banking

April 21, 2009
The mix of loans continued to shift in Q1
71
67
67
21
21
25
9
11
8
45
44
44
10
$0
$20
$40
$60
$80
$100
$120
$140
$160
Q407 Q108 Q208 Q308 Q408 Q109
Card
Auto
Int’l
Bank
$148
$147
$150
$B
CCB
$121
$109
$99
$92
$88
$83
$0
$10
$20
$30
$40
$50
$60
$70
$80
$90
$100
$110
$120
$130
Q407 Q108 Q208 Q308 Q408 Q109
$B
Total Company Ending Deposits Managed Loans (End of Period)

April 21, 2009
Margins declined as compared to both the sequential quarter and the prior year quarter
• Credit & Consumer Behavior Impacts
– Declining purchase volumes in US Card
– Lower early stage delinquencies
– Lower overlimits
– Higher late stage delinquency flow rates
– Write down of retained interests in
securitization trusts *
• Other Impacts
– Mix shift from loans to investment
securities
– Addition of lower yielding Chevy Chase
loan portfolio
Revenue Margin
Net Interest Margin
Risk-Adjusted Margin
8.03%
10.40%
5.90%
6.83%
3.74%
7.45%
0%
2%
4%
6%
8%
10%
12%
Q407 Q108 Q208 Q308 Q408 Q109
Margins as % of Managed Assets Comments

April 21, 2009
Efficiency Ratio and operating expenses improved as a result of our continuing cost management actions
46.3%
47.9%
42.6%
50.7%
0%
10%
20%
30%
40%
50%
60%
70%
Q107 Q207 Q307 Q407 Q108 Q208 Q308 Q408 Q109
Excluding Visa One-Time Impacts
Efficiency Ratio

April 21, 2009
Credit was the primary driver of operating earnings
* In line with the Company’s finance charge and fee revenue recognition policy, amounts billed to customers but not recognized as revenue
Q4'08 Q1'09
Revenue excl. I/O Strip & Supression 4,673 4,388
I/O Strip valuation change (131) (119)
Revenue Supression* (591) (540)
Revenue 3,951 3,730
Marketing 265 163
Operating Expense 1,629 1,565
Restructuring 53 18
Non Interest Expense 1,947 1,745
Pre Provision Earnings (before tax) 2,004 1,985
Net Charge Offs 1,826 1,991
Other 17
Allowance Build 1,053 124
Provision 2,879 2,132
Operating Earnings (after tax) (585) (87)
Goodwill Impairment 811
Continuing Operations (after tax) (1,396) (87)
($3.67) EPS ($0.39) EPS
Discontinued Ops (25) (25)
($0.07) EPS ($0.06) EPS
Total Company (after tax) (1,422) (112)
($3.74) EPS ($0.45) EPS

April 21, 2009
We continued to increase allowance coverage ratios
128%
182%
200%
65%
41%
52%
142%
131%
142%
0%
50%
100%
150%
200%
Q407 Q108 Q208 Q308 Q408 Q109
US Card
Auto
International
4.90%
8.40%
9.50%
8.10%
6.60%
5.30%
5.00%
3.30%
4.90%
1.40%
1.10%
0.70%
0%
1%
2%
3%
4%
5%
6%
7%
8%
9%
10%
Q407 Q108 Q208 Q308 Q408 Q109
US Card
Auto
International
Total
Company: 2.91%   3.33% 3.41% 3.59% 4.48% 4.84%
Bank
Allowance as % of Reported Loans
National Lending Allowance as % of
Reported 30+ Delinquencies

April 21, 2009
We continued to grow our low risk investment portfolio
• Our investment portfolio is comprised of high quality securities
– No SIV’s, CDO’s, leveraged loans
– No exposure to equity or hybrids
– No securities backed by Option ARMs
• Non-Agency MBS Securities are high quality
– Prime Jumbo collateral (Average FICO 742)
– 69% of securities have super senior credit enhancement
• Other than temporary impairment (OTTI) was $0.4MM
• Significant improvement in unrealized loss position; no change in valuation methodology
$MM
December 31, 2008
Book
Value
Net Unrealized
Gain/(Loss)
March 31, 2009
Book
Value
Net Unrealized
Gain/(Loss)
Treasuries/Agencies $1,549 61 $1,514 56
Agency MBS 21,844 217 25,908 528
Non-Agency MBS 3,789 (1,035) 3,533 (997)
ABS 3,356 (200) 4,475 (74)
CMBS 1,082 (142) 1,070 (121)
Other 496 (14) 384 (7)
Total $32,116 (1,113) $36,884 (615)

April 21, 2009
Our capital ratios remain strong while we continue to de-risk our balance sheet
4.8%
4.6%
0%
1%
2%
3%
4%
5%
6%
Q408 Pro-forma Q109
Tier 1 Capital Ratio
w/out TARP ~ 8.5%
11.4%*
11.3%
0%
2%
4%
6%
8%
10%
12%
14%
Q408 Pro-forma Q109
Well Capitalized
* Estimated
Tangible Common Equity to
Tangible Managed Assets
Tier 1 Capital to Risk Weighted Assets

April 21, 2009
Deposits now represent two-thirds of our funding
36%
29%
26%
12%
9% 9%
52%
62%
65%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
Q108 Q408 Q109
Securitization
Deposits
Other
• Our use of wholesale funding continues
to fall
• We have not participated in any
government-assisted funding programs
(e.g., TLPG, TALF, CPFF)
• Cheaper retail deposits will continue to
replace wholesale funding as it matures
over time, improving cost of funds
Ending Loan/
Deposit Ratio: 1.68   1.35 1.24
Weighted Avg
Cost of Funds 4.15% 3.52% 2.76%
Funding Mix Comments

April 21, 2009
12%
16%
18%
3%
4%
2%
85%
80% 79%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
Q108 Q408 Q109
Investment
Portfolio
Loans
Other
• Grew investment portfolio in Q1 to take
advantage of attractive marginal
opportunities
• As cycle turns, we expect to reduce
investment portfolio share of balance
sheet
Weighted Avg
Yield of Loans 11.53% 10.39% 9.44%
Weighted Avg
Yield on
Securities 4.86% 5.08% 4.62%
Increasing the share of investment assets contributes to the de-
risking of our balance sheet at this point in the cycle
Asset Type as a % of
Average Earning Assets
Comments

April 21, 2009
• Historically high coverage ratios
• Conservative investment portfolio
• Strong capital and balance sheet
Our strong and transparent balance sheet positions us to weather the storm and deliver long-term value
• Strong and growing deposit franchise
• Capital and funding provide significant
balance sheet flexibility
• Ready to shift back to higher margin
loans as the cycle turns
Weather the Storm Deliver Long-Term Value